Exhibit 10.2
MANAGEMENT AGREEMENT
This Management Agreement is made and entered into on September 26, 2011 to be effective as of the 1st day of September, 2011 by and between Delta Petroleum Corporation, a Delaware corporation (“Delta”), and Amber Resources Company of Colorado, a Delaware corporation (“Amber”).
WHERAEAS, Delta and Amber were previously parties to that certain Agreement executed effective October 1, 1998 providing, in essence, that subsequent to October 1, 1998 all management-related and general and administrative costs of Amber and Delta, except direct costs for LOE’s, royalties, and similar company specific items, shall be borne by Delta and for which Amber shall pay Delta $25,000 on a quarterly basis (the “Former Management Agreement”); and
WHEREAS, Delta and Amber terminated the Former Management Agreement effective September 1, 2011; and
WHEREAS, Delta and Amber now wish to enter into a new Management Agreement pursuant to the terms and conditions stated herein;
NOW, THEREFORE, in consideration of the facts and the mutual covenants recited herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
1. Management Services. During the Term (as defined herein), Delta shall (a) timely prepare any and all periodic and other reports that may be required to be filed by Amber with the United States Securities and Exchange Commission from time to time pursuant to applicable rules and regulations, and (b) provide to Amber such bookkeeping, accounting, billing, collection and other administrative services as are necessary for Amber (the “Services”).
2. Compensation of Delta. For providing the employees and the Services, Amber shall:
(a) pay to Delta a management fee of $100.00 per quarter (the “Management Fee”); and
(b) reimburse Delta for any actual out-of-pocket expenses incurred by Delta in providing the Services to Amber.
Amber shall pay all such amounts on a quarterly basis.
3. Mutual Disclaimers and Limitations of Liability.
3.1 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED HEREIN, DELTA SPECIFICALLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO THE SERVICES.

3.2 LIMITED LIABILITY. NEITHER PARTY SHALL BE LIABLE UNDER ANY CIRCUMSTANCES TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOST PROFITS OR SAVINGS) ARISING FROM THIS AGREEMENT OR THE FAILURE TO PERFORM ANY OBLIGATIONS UNDER THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING SHALL APPLY REGARDLESS OF THE NEGLIGENCE OR OTHER FAULT OF THE PARTY AND REGARDLESS OF WHETHER SUCH LIABILITY SOUNDS IN CONTRACT, NEGLIGENCE, TORT, STRICT LIABILITY OR ANY OTHER THEORY OF LEGAL LIABILITY. IN NO EVENT SHALL THE LIABILITY OF DELTA UNDER THIS AGREEMENT EXCEED THE AMOUNT OF THE MANAGEMENT FEE ACTUALLY PAID BY AMBER TO DELTA UNDER THIS AGREEMENT.
4. Term.
4.1 Term. This Agreement will commence upon the Effective Date and will continue until terminated as provided for herein (the “Term”).
4.2 Automatic Termination. This Agreement shall terminate automatically upon Delta ceasing to own a majority of the issued and outstanding equity securities of Amber.
4.3 Termination by the Parties. This Agreement may be terminated at any time by either party by providing written notice of such termination to the other party.
5. Miscellaneous Provisions.
5.1 Assignment. This Agreement is personal to the parties and may not be assigned, sublicensed or otherwise conveyed without the written consent of the other party. Any attempt to assign or grant sublicenses will be a violation of this Agreement.
5.2 Notices. Any notice or other correspondence regarding a breach or termination of this Agreement must be in writing, delivered electronically, personally or by certified or registered mail, addressed to the other party. Notice will be effective upon receipt.
5.3 Waiver. The failure or delay of a party at any time to enforce performance of any provision of this Agreement will not be construed as a waiver of the right of such party to enforce performance of such provision or of this Agreement at any subsequent time.
5.4 Governing Law. This Agreement will be governed and construed for all purposes under and in accordance with the laws of the State of Colorado.
5.5 Entire Agreement. This Agreement may not be waived, amended or modified except by the written agreement of both parties. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any and all prior and contemporaneous promises, representations and agreements, oral or written.
5.6 Counterparts and Facsimile Signatures. This Agreement may be executed in counterparts. Facsimile signatures to this Agreement shall be valid.

This Agreement has been duly executed as set forth below and is effective as of the date first written above.

DELTA PETROLEUM CORPORATION		AMBER RESOURCES COMPANY OF COLORADO

By:	Name: Kevin K. Nanke	By:	Name: Kevin K. Nanke
	Title: Chief Financial Officer		Title: Chief Financial Officer

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